Form N-SAR

Sub-Item 77Q1 (e)
Copies of new or amended Registrant investment advisory contracts
333-33978, 811-09885

Janus Adviser Series Investment Advisory Agreement - Janus Adviser Global Research Fund is incorporated herein by reference to Exhibit 4(qqqqq) to Post-Effective Amendment No. 42 to Janus Adviser Series registration statement on Form N-1A, filed on November 28, 2007; accession number 0001035704-07-000802 (File No. 333-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser Global Real Estate Fund is incorporated herein by reference to Exhibit 4(rrrrr) to Post-Effective Amendment No. 42 to Janus Adviser Series registration statement on Form N-1A, filed on November 28, 2007; accession number 0001035704-07-000802 (File No. 333-33978).

Amendment to Janus Adviser Series Investment Sub-Advisory Agreement - Janus Adviser INTECH Risk-Managed Core Fund is incorporated herein by reference to
Exhibit 4(sssss) to Post-Effective Amendment No. 43 to Janus Adviser Series registration statement on Form N-1A, filed on March 14, 2008; accession number 0001035704-08-000119 (File No. 333-33978).

Amendment to Janus Adviser Series Investment Sub-Advisory Agreement - Janus Adviser INTECH Risk-Managed Growth Fund is incorporated herein by reference to
Exhibit 4(ttttt) to Post-Effective Amendment No. 43 to Janus Adviser Series registration statement on Form N-1A, filed on March 14, 2008; accession number 0001035704-08-000119 (File No. 333-33978).

Amendment to Janus Adviser Series Investment Sub-Advisory Agreement - Janus Adviser INTECH Risk-Managed International Fund is incorporated herein by reference to Exhibit 4(uuuuu) to Post-Effective Amendment No. 43 to Janus Adviser Series registration statement on Form N-1A, filed on March 14, 2008; accession number 0001035704-08-000119 (File No. 333-33978).

Amendment to Janus Adviser Series Investment Sub-Advisory Agreement - Janus Adviser INTECH Risk-Managed Value Fund is incorporated herein by reference to
Exhibit 4(vvvvv) to Post-Effective Amendment No. 43 to Janus Adviser Series registration statement on Form N-1A, filed on March 14, 2008; accession number 0001035704-08-000119 (File No. 333-33978).